Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated May 14, 2025, to the VUL Optimizer® (Series 160) prospectus dated May 1, 2025

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to the Prospectus.

Effective May 16, 2025, the VUL Optimizer® Max Underwriting Program (the “Max program”) will be discontinued.

Catalog No. 800220 (05/25)
VUL Optimizer (Series 160) NB and Inforce	#795162